ACQUISITIONS (Tables)	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Schedule of Purchase Consideration
Total purchase consideration was $4.3 billion, which consisted of the following (in thousands):

Cash paid to EVO shareholders (1)	$3,273,951
Cash paid for equity awards attributable to purchase consideration (2)	58,510
Value of replacement awards attributable to purchase consideration (3)	2,484
Total purchase consideration transferred to EVO shareholders	3,334,945
Repayment of EVO's unsecured revolving credit facility (including accrued interest and fees)	665,557
Payment of certain acquiree transaction costs and other liabilities on behalf of EVO (4)	269,118
Total purchase consideration	$4,269,620

(1) Holders of EVO common stock, convertible preferred stock and common units received $34 for each share of EVO common stock held at the effective time of the transaction.

(2) Pursuant to the merger agreement, we cash settled vested options and certain unvested equity awards of EVO equity award holders.

(3) Pursuant to the merger agreement, we granted equity awards for approximately 0.3 million shares of Global Payments common stock to certain EVO equity award holders. Each such replacement award is subject to the same terms and conditions (including vesting and exercisability) that applied to the corresponding EVO equity award. We apportioned the fair value of the replacement awards between purchase consideration (the portion attributable to pre-acquisition services in relation to the total vesting term of the award) and amounts to be recognized in periods following the acquisition as share-based compensation expense over the requisite service period of the replacement awards.
(4) Certain acquiree transaction costs and liabilities, including amounts outstanding under EVO’s tax receivable agreement, were required to be repaid by us upon consummation of the acquisition.
Schedule of Major Classes of Assets Acquired and Liabilities Assumed	The final estimated acquisition-date fair values of major classes of assets acquired and liabilities assumed, including a reconciliation to the total purchase consideration, were as follows (in thousands):

Final Amounts

Cash and cash equivalents	$324,859
Accounts receivable	51,470
Settlement processing assets	134,712
Deferred income tax assets	1,734
Property and equipment	72,100
Identifiable intangible assets	1,478,995
Other assets	148,567
Accounts payable and accrued liabilities	(289,360)
Settlement lines of credit	(7,587)
Settlement processing obligations	(163,535)
Deferred income tax liabilities	(253,221)
Other liabilities	(61,207)
Total identifiable net assets	1,437,527
Redeemable noncontrolling interests	(471,119)
Goodwill	3,303,212
Total purchase consideration	$4,269,620

Schedule of Fair Values of Identified Intangible Assets Acquired and Respective Weighted-Average Estimated Amortization Periods
The following table reflects the estimated acquisition-date fair values of the identified intangible assets of EVO and their respective weighted-average estimated amortization periods:

	Estimated Fair Value	Weighted-Average Estimated Amortization Periods
	(in thousands)	(years)
Customer-related intangible assets	$916,000	11
Contract-based intangible assets	470,000	12
Acquired technologies	86,995	7
Trademarks and trade names	6,000	2
Total estimated identifiable intangible assets	$1,478,995	11